UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2015

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China Xibolun Technology Holdings Corporation

(Exact name of Company as specified in its charter)

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Nevada	000-54539	27-1179591
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

136-20 38th Avenue, #3G

Flushing, NY 11354

(Address of principal executive offices) (Zip Code)

Phone: 718-395-8285

Company’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendment to Articles of Incorporation or Bylaws.
Item 5.07	Submission of Matters to a Vote of Security Holders.

 On July 16, 2015, the Company filed a Certificate of Amendment with the Secretary of State of Nevada changing the name of the Company to Borneo Industrial Fishery Corp Inc. The change of name was effective immediately upon filing. No other change was made to the Certificate of Incorporation.

The amendment to the articles of incorporation was approved by a written consent of the holder of common stock, representing 96% of the outstanding common stock.

Item 9.01	Financial Statements and Exhibits.

Exhibits
3.1	Certificate of Amendment to the Articles of Incorporation of the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Xibolun Technology Holdings Corporation

Dated: July 28, 2015	By:	/s/ Chin Yung Kong
Chin Yung Kong President, Director, CEO, CFO